UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
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Securities Exchange Act of 1934
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Zhongpin Inc.

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Zhongpin Inc.
21 Changshe Road
Changge City, Henan Province
People’s Republic of China

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON WEDNESDAY, JUNE 27, 2012

April 30, 2012

To the stockholders of Zhongpin Inc.:

Notice is hereby given that the annual meeting of stockholders of Zhongpin Inc., a Delaware corporation, will be held at our representative office located at Room 902, Building F, Phoenix Place, No. A5, Shuguangxili, Chaoyang District, Beijing, People’s Republic of China 100028, on Wednesday, June 27, 2012 at 10:00 A.M., local time, for the following purposes:

1.	To elect five directors to our Board of Directors to serve until our 2013 annual meeting of stockholders and until their successors are elected and qualified;
2.	To ratify the appointment of BDO China Shu Lun Pan Certified Public Accountants LLP, as our independent registered public accounting firm for our fiscal year ending December 31, 2012;
3.	To hold an advisory vote to approve executive compensation; and
4.	To consider and act upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this notice. Our Board of Directors has fixed the close of business on Monday, April 30, 2012 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting and at any adjournment or postponement thereof.

We are pleased to take advantage of the Securities and Exchange Commission rules that allow public companies to furnish proxy materials to their stockholders on the Internet. We believe these rules allow us to provide you with the information you need while lowering the costs of delivery and reducing the environmental impact of the annual meeting. Whether or not you plan to attend the annual meeting, you should submit your proxy vote by telephone or electronically over the Internet, or, if you elect to receive a paper copy of the proxy materials, complete, sign, date and promptly return the enclosed proxy card to ensure that your shares will be represented at the meeting. If you attend the annual meeting and wish to vote in person, you may withdraw your proxy and vote in person. You should not send any certificates representing stock with your proxy card.

Sincerely,

/s/ Xianfu Zhu
XIANFU ZHU
Chairman of the Board

i

ii

Zhongpin Inc.
21 Changshe Road
Changge City, Henan Province
People’s Republic of China

PROXY STATEMENT

Date, Time and Place of the Annual Meeting

This proxy statement is furnished to the stockholders of Zhongpin Inc. in connection with the solicitation, by order of our Board of Directors, of proxies to be voted at the annual meeting of stockholders to be held on Wednesday, June 27, 2012 at 10:00 A.M., local time, at Room 902, Building F, Phoenix Place, No. A5, Shuguangxili, Chaoyang District, Beijing, People’s Republic of China 100028, and at any adjournment or adjournments or postponements thereof. The accompanying proxy is being solicited on behalf of our Board of Directors. We first made these proxy materials available to our stockholders on or about Monday, April 30, 2012.

Purpose of the Annual Meeting

At the annual meeting, you will be asked to consider and vote upon the following matters:

1.	To elect five directors to our Board of Directors to serve until our 2013 annual meeting of stockholders and until their successors are elected and qualified;
2.	To ratify the appointment of BDO China Shu Lun Pan Certified Public Accountants LLP, as our independent registered public accounting firm for our fiscal year ending December 31, 2012;
3.	To hold an advisory vote to approve executive compensation; and
4.	To consider and act upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

Voting and Revocation of Proxies; Adjournment

All of our voting securities represented by valid proxies, unless the stockholder otherwise specifies therein or unless revoked, will be voted FOR each of the director nominees set forth herein, FOR the ratification of BDO China Shu Lun Pan Certified Public Accountants LLP as our independent registered public accounting firm, FOR the approval of the compensation of our Named Executive Officers, as disclosed in this proxy statement pursuant to the Commission’s executive compensation disclosure rules, and at the discretion of the proxy holders on any other matters that may properly come before the annual meeting. Except as set forth above, our Board of Directors does not know of any matters to be considered at the annual meeting.

If a stockholder has appropriately specified how a proxy is to be voted, it will be voted accordingly. Any stockholder has the power to revoke such stockholder’s proxy at any time before it is voted. A stockholder may revoke a proxy by delivering a written statement to our corporate secretary stating that the proxy is revoked, by submitting a subsequent proxy signed by the same person who signed the prior proxy, or by voting in person at the annual meeting.

As of April 30, 2012, we had approximately a total of 37,189,344 shares of common stock outstanding. A plurality of the votes cast at the annual meeting by the stockholders entitled to vote in the election is required to elect the director nominees and our amended and restated by-laws state that a majority of the votes cast by the stockholders entitled to vote at the annual meeting is required to take any other action. Notwithstanding the vote required by our by-laws, please be advised that Proxy Item 2 (ratification of the appointment of our independent registered public accounting firm) and Proxy Item 3 (an advisory vote to approve executive compensation) are advisory only and are not binding on us. Our Board of Directors will consider the outcome of the vote on each of these items in considering what action, if any, should be taken in response to the advisory vote by stockholders. For purposes of determining whether a proposal has received the required vote, abstentions will be included in the vote totals, with the result being that an abstention will have the same effect as a negative vote, except for the election of directors. In instances where brokers are prohibited from exercising discretionary authority for beneficial holders who have not returned a proxy (so-called “broker non-votes”), those shares will not be included in the vote totals and, therefore, will have no effect on the outcome of the vote. Note that if your shares are held by a broker or nominee, such broker or nominee may exercise his or her discretion to vote your shares for Proxy Item 2 (ratification of the appointment of our independent registered public accounting firm) but such broker or nominee will not have authority to vote your shares on Proxy Item 1 (the election of directors) or Proxy Item 3 (an advisory vote to approve executive compensation) unless you provide instructions to him or her regarding how you would like your shares to be voted.

In the event that sufficient votes in favor of any of the matters to come before the meeting are not received by the date of the annual meeting, the persons named as proxies may propose one or more adjournments of the annual meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of common stock present in person or by proxy at the annual meeting. The persons named as proxies will vote in favor of any such proposed adjournment or adjournments. Under Delaware law, stockholders will not have cumulative voting, appraisal or similar rights in connection with any proposal set forth in this proxy statement.

Internet Availability and Solicitation

Pursuant to rules adopted by the Securities and Exchange Commission (the “Commission”), we have elected to provide access to our proxy materials, including this proxy statement and our 2011 annual report to stockholders (the “2011 Annual Report”), which includes our annual report on Form 10-K for the year ended December 31, 2011, over the Internet. Accordingly, we intend to send out, on or about May 7, 2012, a Notice of Internet Availability of Proxy Materials (a “Notice”) to our stockholders of record and beneficial owners. Printed copies of our proxy materials will not be sent to stockholders who have received a Notice by mail. Instead, stockholders will have the ability to access our proxy materials on the website indicated in the Notice or follow the instructions on the Notice to request to receive a printed set of the proxy materials. The Notice also provides instructions on how stockholders may request to receive proxy materials for future annual meetings in printed form. In addition, the Notice will provide stockholders with instructions on how to submit their proxy vote by telephone or electronically over the Internet. We encourage you to take advantage of the availability of our proxy materials on the Internet.

We will bear the cost of the solicitation of proxies, if any, related to the annual meeting. We have retained Computershare and Broadridge Financial Solutions, Inc. to assist us in the forwarding of our proxy materials, including the Notice, and the retrieval of proxies. In addition, certain of our directors, officers or other employees may solicit proxies by telephone, telegraph, mail or personal interviews, and arrangements may be made with banks, brokerage firms and others to forward solicitation material to the beneficial owners of shares held by them of record. No additional compensation will be paid to our directors, officers or other employees for such services.

Quorum and Voting Rights

Our Board of Directors has fixed Monday, April 30, 2012, as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting. Holders of record of shares of our common stock will be entitled to one vote for each share held. The presence, in person or by proxy, of the holders of a majority of the outstanding voting securities entitled to vote at the annual meeting is necessary to constitute a quorum at the annual meeting. Shares that abstain or for which the authority to vote is withheld on certain matters (so-called “broker non-votes”) will, however, be treated as present for quorum purposes on all matters.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 25, 2012, the names, addresses and number of shares of our common stock beneficially owned by (i) all persons known to us to be beneficial owners of more than 5% of the outstanding shares of our common stock, (ii) the names and number of shares beneficially owned by each of our directors and named executive officers listed in our “Summary Compensation Table”, and (iii) all of our executive officers and directors as a group. Except as indicated, each beneficial owner listed exercises sole voting power and sole dispositive power over the shares beneficially owned. As of April 25, 2012, we had a total of 37,189,344 shares of common stock outstanding.

Name and Address of Beneficial Owner**	Number of Shares and Nature of Beneficial Ownership(1)	Percent of Common Stock Outstanding(2)
5% Stockholders
Xianfu Zhu (Chairman of the Board and Chief Executive Officer) c/o Zhongpin Inc. 21 Changshe Road Changge City, Henan Province The People’s Republic of China	6,562,506(3)	17.6%
TPG-Axon entities 888 Seventh Avenue 38th Floor New York, New York 10019	3,192,200(4)	8.6%
Putnam entities One Post Office Square Boston, Massachusetts 02109	3,115,716(5)	8.4%
Caledonia (Private) Investments Pty Ltd. Gold Fields House Level 21 1 Alfred St Sydney NSW 2000	2,280,527(6)	6.1%
Prestige Trade Investments Limited C-3401, Topview Garden New Town of Pearl River Guangzhou, China	3,617,693(7)	9.7%
Directors and Named Executive Officers
Baoke Ben	988,125(8)	2.6%
Feng Wang	67,000(9)	*
Raymond Leal	20,000(10)	*
Yaoguo Pan	—	—
Xiaosong Hu	—	—
All directors and executive officers as a group (seven persons)	8,324,172	22.2%

*	Less than 1%.
**	Unless otherwise indicated, the address of each of the persons is in the care of Zhongpin Inc, 21 Changshe Road, Changge City, Henan Province, The People’s Republic of China.
(1)	A person is considered to beneficially own any shares: (i) over which such person, directly or indirectly, exercises sole or shared voting or investment power, or (ii) of which such person has the right to acquire beneficial ownership at any time within 60 days of April 25, 2012 (such as through exercise of stock options or warrants). Unless otherwise indicated, voting and investment power relating to the shares shown in the table for our directors and executive officers is exercised solely by the beneficial owner, subject to applicable community property laws. None of the shares shown in the table for our directors and executive officers are pledged as security.

(2)	For purposes of computing the percentage of outstanding shares of our common stock held by each person or group of persons named above, any shares that such person or persons has the right to acquire within 60 days of April 25, 2012 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership.
(3)	Includes 120,000 shares of common stock issuable upon the exercise of vested stock options granted to Mr. Zhu.
(4)	Beneficial ownership of shares as reported on Amendment No. 2 to Schedule 13G/A filed with the Commission on February 14, 2012. The Schedule 13G/A reports that TPG-Axon International, L.P. (“TPG-Axon International”) has shared voting and dispositive power over 1,937,113 shares of our common stock and TPG-Axon Partners, L.P. (“TPG-Axon Domestic”) has shared voting and dispositive power over 1,255,087 shares of our common stock. TPG-Axon Partners (Offshore), Ltd. (“TPG-Axon Offshore”) in the parent of TPG-Axon International and may be deemed to share voting and dispositive power over the shares held by TPG-Axon International. TPG-Axon Management LP (“TPG-Axon Management”), as investment manager to TPG-Axon Domestic, TPG-Axon Offshore and TPG-Axon International, has the power to direct the disposition and voting of the shares held by TPG-Axon Domestic and TPG-Axon International and may be deemed to beneficially own such shares. TPG-Axon International GP, LLC (“InternationalGP”) is the general partner of TPG-Axon International and may be deemed to beneficially own the shares held by TPG-Axon International. TPG-Axon Partners GP, L.P. (“PartnersGP”) is the general partner of TPG-Axon Domestic and the managing member of InternationalGP and may be deemed to beneficially own the shares held by TPG-Axon Domestic and TPG-Axon International. TPG-Axon GP, LLC (“GPLLC”) is the general partner of PartnersGP and TPG-Axon Management and may be deemed to beneficially own the shares held by TPG-Axon Domestic and TPG-Axon International. Dinakar Singh LLC (“Singh LLC”) is a managing member of GPLLC. Mr. Dinakar Singh, an individual, is the managing member of Singh LLC and in such capacity may be deemed to control Singh LLC, GPLLC and TPG-Axon Management, and therefore may be deemed the beneficial owner of the securities held by TPG-Axon Domestic and TPG-Axon International.
(5)	Beneficial ownership of shares as reported on Schedule 13G filed with the Commission on February 14, 2012. The Schedule 13G reports that Putnam Investment Management LLC (“PIM”) has sole voting power over 2,035 shares of our common stock and sole dispositive power over 2,929,479 shares of our common stock, and The Putnam Advisory Company, LLC (“PAC”) has sole voting power over 183,647 shares of our common stock and sole dispositive power over 186,237 shares of our common stock. Putnam Investments, LLC wholly owns PIM and PAC and may be deemed the beneficial owner of the securities beneficially owned by PIM and PAC, which are registered investment advisers, which in turn include securities beneficially owned by the clients of such investment advisers. PIM is the investment adviser to the Putnam family of mutual funds and PAC is the investment adviser to Putnam’s institutional clients. Both of PIM and PAC have dispositive power over the shares as investment managers, but each of the mutual fund’s trustees have voting power over the shares held by each fund, and PAC has shared voting power over the shares held by the institutional clients.
(6)	Beneficial ownership of shares as reported on Amendment No. 1 to Schedule 13G filed with the Commission on February 14, 2011. The Schedule 13G/A reports that Caledonia (Private) Investments Pty Ltd. has sole voting power and sole dispositive power over 2,280,527 shares of our common stock.
(7)	Beneficial ownership of shares as reported on Amendment No. 2 to Schedule 13D filed with the Commission on April 11, 2012. The Schedule 13D/A reports that Prestige Trade Investments Limited (“Prestige”) has sole voting power and sole dispositive power over 3,194,893 of our common stock. Mr. Siming Yang, Ms. Fei Xiao and Mr. Chidong Wang, as executive directors of Prestige, have shared voting and dispositive power over 3,194,893 shares and may be deemed to beneficially own the shares owned by Prestige in that they may be deemed to have the power to direct the voting or disposition of the shares. Mr. Yang, Ms. Xiao and Mr. Wang disclaim beneficial ownership as to the 3,194,893 shares owned by Prestige except to the extent of their respective pecuniary interests therein. Ms. Caiyin Fan is a business partner of Mr. Yang and together they beneficially own, and have sole voting and dispositive power over 422,800 shares of common stock (including 356,800 shares of common stock issuable upon exercise of options).
(8)	Includes 100,000 shares of common stock issuable upon the exercise of vested stock options granted to Mr. Ben.
(9)	Includes 67,000 shares of common stock issuable upon the exercise of vested stock options granted to Mr. Wang.
(10)	Represents 20,000 shares issuable upon the exercise of vested stock options granted to Mr. Leal.

ELECTION OF DIRECTORS
(Proxy Item 1)

Our amended and restated by-laws provide that the number of our directors shall be not more than seven nor less than two, as fixed from time to time in our by-laws or by our Board of Directors. The Board has currently fixed the number of directors as five members, all of whom are standing for re-election. The term of office of the directors is one year, expiring on the date of the next annual meeting, or when their respective successors shall have been elected and shall qualify, or upon their prior death, resignation or removal. Proxies cannot be voted for a greater number of persons than the number of nominees named.

Except where the authority to do so has been withheld, it is intended that the persons named in the enclosed proxy will vote for the election of the nominees to our Board of Directors listed below to serve until the date of the next annual meeting and until their successors are duly elected and qualified. Although our directors have no reason to believe that the nominees will decline or be unable to serve, in the event that such a contingency should arise, the accompanying proxy will be voted for a substitute (or substitutes) designated by our Board of Directors.

Director Nominees

The following table sets forth a brief biographical description of each of our nominees for election as directors, all of whom currently serve as our directors. This description includes the principal occupation of and other directorships held by each director for at least the past five years, if any, as well as the specific experience, qualifications, attributes and skills that led to the conclusion that each director should serve as a member of the Board of Directors. This information is as of April 25, 2012 and is based on information furnished to us by the nominees.

Name	Age	Biographical Description
Xianfu Zhu	48	Mr. Zhu has served as Chairman of our Board of Directors and our Chief Executive Officer since January 2006. Mr. Zhu has been Chairman and Chief Executive Officer of our wholly-owned subsidiary and the predecessor to our company, Henan Zhongpin Food Share Co., Ltd. (“Henan Zhongpin”) since its inception in 1993. We believe that Mr. Zhu’s current position as Chairman and Chief Executive Officer brings to the Board knowledge of the day-to-day operations of our company, and his leadership and strategic guidance over the past 18 years have been critical to our success. Mr. Zhu’s broad experience in the meat industry also brings to the Board a singular perspective with respect to our business, strategy and the industry in which we compete.
Baoke Ben	48	Mr. Ben has served as our director since June 2007 and Executive Vice President of our company since January 2006. Mr. Ben has been an Executive Vice President of Henan Zhongpin since July 2002 and was Director of Technology of Henan Zhongpin from 1999 to July 2002. Prior to joining Henan Zhongpin in 1999, Mr. Ben was a researcher at the Agricultural Technology Promotion Center of Changge City. We believe that as an executive officer of our company for over 10 years, Mr. Ben brings to the Board an intimate knowledge of our day-to-day operations, our business and the industry in which we compete. His background and experience in the meat industry make him a valuable resource to the Board in evaluating our strategy.

Name	Age	Biographical Description
Raymond Leal	71	Mr. Leal has served as our director since June 2007. Mr. Leal taught as an adjunct professor at the undergraduate and graduate level at several universities from 1978 to 2008. Most recently, Mr. Leal taught mathematics and statistics at Coastal Carolina University from 1997 to 2008 and finance and accounting at Webster University from 1999 to 2005. Mr. Leal served as Financial Advisor to clients of several regional investment banks based in Atlanta, Georgia from 1990 to 2002. Prior to that, Mr. Leal managed the mergers and acquisition practice for Sun Trust Banks from 1987 to 1990, served as Vice President of Corporate Development and Treasurer at Texas Eastern Corporation, a NYSE-listed energy company, from 1981 to 1987, and served as Assistant Treasurer at Progress Energy, a NYSE-listed electric power company, from 1976 to 1981. We believe that Mr. Leal’s broad knowledge and experience in the areas of finance, accounting, mergers and acquisition, risk assessment and oversight, corporate governance and investment make him a valuable resource to the Board as the Board considers our investment opportunities and capital needs. Mr. Leal’s financial background also makes him well-suited to serve as Chairman of the Audit Committee of the Board.
Yaoguo Pan	55	Mr. Pan has served as our director since September 2007. Mr. Pan has been a researcher at the Development Research Center, a policy research and consulting institution directly under the State Council of the People’s Republic of China, since 1990, where he is responsible for conducting research concerning the meat industry, including in the areas of meat consumption, food supply, animal husbandry and food nutrition. Prior to that, Mr. Pan served as an assistant researcher at China’s Central Rural Policy Research Office from 1987 to 1990, and was responsible for conducting research and investigations in the areas of rural policy at China’s Central Secretariat Rural Research Office from 1982 to 1987. We believe that Mr. Pan’s research experience and extensive knowledge concerning the meat industry provide the Board with significant expertise relevant to our business and brings to the Board a comprehensive understanding of the meat industry.
Xiaosong Hu	51	Mr. Hu has served as our director since June 2011. Mr. Hu is currently a professor and an advisor to Ph.D. candidates at China Agricultural University, a position he has held since 1999. He has been engaged in teaching and research work in the Food Science and Engineering College of China Agricultural University since June 1988. Mr. Hu also concurrently serves in several academic and government organizations. He is Executive Vice President of the Science and Technology Development Academy of China Agricultural University, a member of the Growth Enterprise Market Technical Committee of the China Securities Regulatory Commission, Vice President of the Chinese Institute of Food Science and Technology, a member of the Science and Technology Committee of China’s Ministry of Agriculture, a member of the Academic Committee of the Chinese Academy of Agricultural Sciences and a member of the State Food and Nutrition Consultant Committee. We believe that Mr. Hu’s extensive involvement and expertise in our industry, in research and teaching, and in government and academic associations bring substantial additional depth and breadth to the Board. His extensive experience and knowledge in the study of food safety issues in China is also very valuable as we execute our expansion strategy.

Each of our director nominees has an established record of professional accomplishment in his chosen field, the ability to contribute positively to the collaborative culture among our Board members, and professional and personal experiences and expertise that are valuable to our company. These directors help develop and continue to oversee the long-term strategy, management structure, and corporate governance programs that are in place today, and they provide a strong measure of stability and continuity to our company. In light of our corporate structure and business, we believe that this stability positively impacts our performance.

Vote Required and Board of Directors’ Recommendation

Assuming a quorum is present, a plurality of the votes cast at the annual meeting of stockholders by the stockholders entitled to vote in the election, either in person or by proxy, is required to elect the director nominees. For purposes of the election of directors, abstentions and broker non-votes will have no effect on the result of the vote.

Our Board of Directors recommends a vote FOR election of each of the nominees listed above.

DIRECTORS AND OFFICERS

Biographical information concerning our directors is set forth above under the caption “Election of Directors — Director Nominees.”

Our current executive officers are listed below.

Name	Age	Title
Xianfu Zhu	48	Chairman of the Board, Chief Executive Officer and President
Baoke Ben	48	Executive Vice President and Director
Feng Wang	37	Chief Financial Officer, Vice President, Treasurer and Financial Controller
Chaoyang Liu	39	Vice President of Operations

All officers serve at the pleasure of our Board of Directors. There are no family relationships among any of our officers and directors.

Information regarding the principal occupations of Messrs. Zhu and Ben is set forth above under the heading “Director Nominees.” Information regarding the principal occupations of our other executive officers is set forth below.

Feng Wang.  Mr. Wang has served as our Vice President, Chief Financial Officer, Financial Controller and Treasurer since October 2008. Prior to joining us, Mr. Wang served as Group Finance Controller at Agria Corporation, an agri-solutions provider that is listed on the New York Stock Exchange, from November 2007 to September 2008, as Deputy Chief Financial Officer at Beijing Media Company, an adverting sales company that is listed on the Stock Exchange of Hong Kong, from September 2006 to November 2007, and as Finance Director of Mediact Jingwen Media Group, a music publishing, advertising and public relations company located in Beijing, from January 2005 to August 2006.

Chaoyang Liu.  Mr. Liu has served as our Vice President of Operations since September 2007. Mr. Liu has also been serving as General Manager of our chilled and frozen products department since June 2005. In addition, Mr. Liu has served as Chairman of Henan Zhongpin Business Development Co., Ltd. since September 2006 and Chairman of Heilongjiang Zhongpin Food Co., Ltd. since November 2006. Mr. Liu joined Henan Zhongpin in 1993 and has been responsible for several areas of its operations, including product distribution, market research and product improvement.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities (“10% Stockholders”), to file with the Commission initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and 10% Stockholders are required by Commission regulation to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of the copies of such reports received by us and written responses to annual directors’ and officers’ questionnaires, we believe that for the fiscal year ended December 31, 2011, all Section 16(a) filing requirements applicable to our officers, directors and 10% Stockholders were complied with.

Director Independence

The board of directors has determined that Messrs. Raymond Leal, Yaoguo Pan and Xiaosong Hu are “independent directors” as defined in the listing standards of The NASDAQ Stock Market, Inc. (“Nasdaq”). The independent directors have regularly scheduled executive session meetings at which only the independent directors are present.

Board Meetings and Committees; Management Matters

Our Board of Directors held three meetings during the year ended December 31, 2011. Each director attended at least 75%of the Board of Directors and committee meetings of which he was a member during such time as he served as a director. From time to time, the members of our Board of Directors act by unanimous written consent in accordance with Delaware law. During the year ended December 31, 2011, our Board of Directors took action by unanimous written consent on six occasions. We do not have a formal policy regarding attendance by members of our Board of Directors at our annual meetings of stockholders, but we encourage all members of our Board of Directors to attend such meetings. All of the current directors attended the 2011 annual meeting of stockholders in person.

Our Board of Directors has a standing audit committee, nominating committee and compensation committee. Each committee carries out its responsibilities pursuant to written charters, which are available on the Investor Relations — Corporate Governance section of our Internet website at www.zpfood.com.

Audit Committee.  The Audit Committee, which currently is comprised of Messrs. Raymond Leal (chairman), Xiaosong Hu and Yaoguo Pan, met five times and took action by unanimous written consent on one occasion during 2011. Our Board has determined that each member of the Audit Committee is independent, as defined in the listing standards of Nasdaq and under the rules of the Commission. The Audit Committee assists the Board in overseeing (i) our accounting and financial reporting processes and principles, (ii) our disclosure controls and procedures and internal control over financial reporting designed to promote compliance with generally accepted accounting principles and applicable laws and regulations, (iii) the preparation, presentation and integrity of our financial statements, and (iv) the administration of an audit of our annual financial statements by our independent registered public accounting firm in accordance with generally accepted accounting standards. In addition, our Audit Committee is responsible for the Audit Committee report required to be prepared pursuant to rules of the Commission for inclusion in our annual proxy statement. The Board has determined that Mr. Leal qualifies as an Audit Committee Financial Expert under applicable rules of the Commission and satisfies the financial literacy and experience requirements under the applicable Nasdaq standards.

Compensation Committee.  The Compensation Committee, which is currently comprised of Messrs. Pan (chairman), Leal and Hu, met one time during 2011. Our Board has determined that each member of the Compensation Committee is independent, as defined in the listing standards of Nasdaq. The purpose of the Compensation Committee is to assist the Board in discharging its responsibilities related to compensation of our executive officers, to oversee all compensation programs involving the use of our stock and to produce a Compensation Committee report on executive compensation for inclusion in our proxy statement for our annual meeting of stockholders.

Nominating Committee.  The Nominating Committee, which is currently comprised of Messrs. Hu (chairman), Leal and Pan, met twice during 2011. Our Board has determined that each member of the Nominating Committee is independent, as defined in the listing standards of Nasdaq. The purpose of the Nominating Committee is to (i) identify individuals who are qualified to become members of our Board of Directors, (ii) select, or recommend that the Board of Directors select, director nominees to be presented for stockholder approval at the annual meeting, (iii) select, or recommend that the Board of Directors select, the composition of the committees of the Board of Directors and (iv) perform such other functions as the Board of Directors may from time to time request.

It is a policy of the Nominating Committee that candidates for director (i) be determined to have unquestionable integrity and honesty, (ii) have the ability to exercise sound, mature and independent business judgment that is in the best interests of the company and the stockholders as a whole, (iii) have background and experience in fields that will complement the talents of the other members of our Board of Directors, (iv) have the willingness and capability to take the time to actively participate in Board and committee meetings and related activities, (v) have the ability to work professionally and effectively with other members of our Board of Directors and our management, (vi) have the ability to remain on our Board of Directors long enough to make a meaningful contribution, and (vii) have no material relationships with competitors or other third parties that could create a reasonable likelihood of a conflict of interest or other legal issues.

When considering potential director nominees, the Nominating Committee also will consider the current composition of our Board of Directors and our evolving needs, including expertise, diversity and balance of inside, outside and independent directors. Although we do not have a formal policy for the consideration of diversity in identifying director nominees, the Nominating Committee recognizes the benefits associated with a diverse board, and strives to create diversity in perspective, background and experience in the Board as a whole when identifying and selecting director nominees. On an annual basis, as part of the Board’s self-evaluation, the Board assesses whether the mix of Board members is appropriate for our company. In compiling its list of possible candidates and considering their qualifications, the Nominating Committee will make its own inquiries, solicit input from other directors on our Board of Directors, and may consult or engage other sources, such as a professional search firm, if it deems appropriate.

The Nominating Committee will consider director candidates recommended by our stockholders provided the stockholders follow the procedures set forth below. The committee does not intend to alter the manner in which it evaluates candidates, including the criteria set forth above, based on whether the candidate is recommended by a stockholder or otherwise.

Stockholders who wish to recommend individuals for consideration by the Nominating Committee to become nominees for election to our Board of Directors at our 2013 annual meeting of stockholders may do so by submitting a written recommendation to the Nominating Committee, care of Zhongpin Inc. at Room 902, Building F, Phoenix Place, A5 Shuguangxili, Chaoyang District, Beijing, People’s Republic of China 100028, Attention: Ms. Wei Sun, Secretary, in accordance with the procedures set forth below in this proxy statement under the heading “Stockholder Proposals.” For nominees for election to our Board of Directors proposed by stockholders to be considered, the following information concerning each nominee must be timely submitted in accordance with the required procedures:

•	The candidate’s name, age, business address, residence address, principal occupation or employment, the class and number of shares of our capital stock the candidate beneficially owns, a brief description of any direct or indirect relationships with us, and the other information that would be required in a proxy statement soliciting proxies for the election of the candidate as a director;
•	A signed consent of the nominee to being named as a nominee, to cooperate with reasonable background checks and personal interviews and to serve as a director, if elected; and
•	As to the stockholder proposing such nominee, that stockholder’s name and address, the class and number of shares of our capital stock the stockholder beneficially owns, a description of all arrangements or understandings between the stockholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made, a list of all other companies to which the stockholder has recommended the candidate for election as a director in that fiscal year, and a representation that the stockholder intends to appear in person or by proxy at the meeting to nominate the person named in its notice.

Oversight of Risk.  Companies face a variety of risks, including credit risk, liquidity risk, and operational risk. Our Board believes an effective risk management system will (1) timely identify the material risks that we face, (2) communicate necessary information with respect to material risks to senior executives and, as appropriate, to the Board or relevant Board committee, (3) implement appropriate and responsive risk management strategies consistent with our risk profile, and (4) integrate risk management into our decision-making.

Our Board has designated the Audit Committee to take the lead in overseeing risk management and the Audit Committee makes periodic reports to the Board regarding briefings provided by management and advisors as well as the committee’s own analysis and conclusions regarding the adequacy of the company’s risk management processes. In addition, the Compensation Committee is responsible for overseeing our assessment and management of risks related to our compensation plans, policies and overall philosophy. The Compensation Committee has reviewed our compensation programs, and our executive compensation programs in particular, and has determined based on its review that our compensation programs do not encourage unnecessary or excessive risk taking that would be reasonably likely to have a material adverse effect on us.

In addition to the formal compliance program, our Board encourages management to promote a corporate culture that incorporates risk management into our corporate strategy and day-to-day business operations. The Board also continually works, with the input of our executive officers, to assess and analyze the most likely areas of future risk for our company.

Board Leadership Structure

Our Board of Directors believes it is important to select our Chairman and our Chief Executive Officer in the manner it considers in the best interests of our company at any given point in time. Our directors possess considerable business experience and in-depth knowledge of the issues our company faces, and are therefore in the best position to evaluate the needs of our company and how best to organize our company’s leadership structure to meet those needs. Our Board has determined that the most effective leadership structure for our company at this time is for Mr. Zhu to serve as both our Chairman and Chief Executive Officer. Mr. Zhu’s combined role as Chairman and Chief Executive Officer fosters greater communication between the Board and management and provides unified leadership for carrying out our company’s strategic initiatives and business plans. Further, the significant leadership roles undertaken by the various independent directors who chair all of the Board committees strike an appropriate balance between effective Board leadership and independent oversight of management. However, the Board recognizes that circumstances may change over time and as they do, changes to the leadership structure may be warranted.

Our Board does not currently have a designated lead independent director. Our Board believes that the current structure best suits the current needs of our company at this time. In addition, our Board believes that the relevant responsibilities generally performed by a lead independent director are effectively being performed by the chairman of the Audit Committee and that the current structure provides better overall involvement of the Board. Under these circumstances, our Board believes that the appointment of a designated lead independent director is not necessary at this time.

Stockholder Communications

Our Board of Directors has implemented a process for our stockholders to send communications to our Board of Directors. Any stockholder desiring to communicate with our Board of Directors, the independent directors as a group or with specific individual directors, may do so by writing to Ms. Wei Sun, Secretary, at Room 902, Building F, Phoenix Place, A5 Shuguangxili, Chaoyang District, Beijing, People’s Republic of China 100028. Our Secretary has the authority to disregard any inappropriate communications or take other appropriate actions with respect to any such inappropriate communications. If deemed an appropriate communication, our Secretary will submit a stockholder’s correspondence to our Chairman of the Board of Directors or to any specific director to whom the correspondence is directed.

Code of Ethics

We have adopted a code of business conduct and ethics for our directors, officers and employees, including our Chief Executive Officer and Chief Financial Officer. The text of our code is posted on the Investor Relations — Corporate Governance section of our Internet website at www.zpfood.com. We intend to disclose any changes in or waivers from our code of ethics that are required to be publicly disclosed by posting such information on our website or by filing with the Commission a Current Report on Form 8-K.

Board of Directors Compensation

Directors who are employees of our company or of any of our subsidiaries receive no additional compensation for serving on our Board of Directors or any of its committees. All directors who are not employees of our company or of any of our subsidiaries (“non-employee directors”) are compensated at the rate of $30,000 per year and are reimbursed for their expenses incurred in attending Board and committee meetings. The chairman of the Audit Committee receives an additional annual retainer of $15,000. We did not grant any equity awards to any of our non-employee directors during 2011.

The following table provides compensation information for services by our non-employee directors during 2011.

Director Compensation Table — 2011

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Raymond Leal	45,000	—	—	—	—	—	45,000
Yaoguo Pan	30,000	—	—	—	—	—	30,000
Xiaosong Hu(2)	16,250	—	—	—	—	—	16,250
Min Chen(2)	15,000	—	—	—	—	—	15,000

(1)	As of December 31, 2011, Mr. Leal held an outstanding option to purchase 20,000 shares of our common stock. Our non-employee directors did not hold any other outstanding equity awards as of that date.
(2)	Mr. Chen resigned as a member of our Board of Directors, effective June 15, 2011. Mr. Hu was elected to our Board of Directors effective as of June 16, 2011 at the annual meeting of stockholders held on June 15, 2011.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review of Related Transactions

We recognize that transactions we may conduct with any of our directors or executive officers may present potential or actual conflicts of interest and create the appearance that decisions are based on considerations other than our best interests and those of our stockholders. We have established, and the Board has adopted, a written Related Person Transactions Policy to monitor transactions, arrangements or relationships, including any indebtedness or guarantee of indebtedness, in which we and any of the following have an interest: (i) any person who is or was an executive officer, director, or director nominee of us at any time since the beginning of our last fiscal year; (ii) a person who is or was an immediate family member (as defined in the policy) of an executive officer, director, or director nominee at any time since the beginning of our last fiscal year; (iii) any person who, at the time of the occurrence or existence of the transaction, is greater than 5% beneficial owner of our common stock; (iv) any person who, at the time of the occurrence or existence of the transaction, is an immediate family member (as defined in the policy) of the greater than 5% beneficial owner of our common stock; or (v) or any firm, corporation or other entity in which any of the foregoing persons is employed or is a partner or principal or in which such person has a 10% or greater beneficial ownership interest (which we refer to in this proxy statement as a “related person”). The policy covers any transaction where the aggregate amount is expected to exceed $120,000 in which a related person has a direct or indirect material interest.

Under the policy, potential related person transactions proposed to be entered into by us shall be reviewed and approved by the Audit Committee. The Audit Committee will review the material facts of any potential related person transaction and will then approve, ratify or disapprove the transaction. In making its determination to approve or ratify a related person transaction, the Audit Committee considers such factors as: (i) the extent of the related person’s interest in the related person transaction; (ii) the approximate dollar value of the amount involved in the related person transaction; (iii) the approximate dollar value of the amount of the related person’s interest in the transaction without regard to the amount of any profit or loss; (iv) whether the transaction was undertaken in the ordinary course of business of our company; (v) whether the transaction with the related person is proposed to be, or was, entered into on terms no less favorable to our company than terms that could have been reached with an unrelated third person; (vi) the purpose of, and the potential benefits to us of, the transaction; and (vii) any other information regarding the related person transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction. No director or executive officer may participate in any discussion, approval or ratification of a transaction in which he or she is a related person.

There were no related party transactions during 2011.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee, on behalf of our Board of Directors, serves as an independent and objective party to monitor and provide general oversight of the integrity of our financial statements, our independent registered public accounting firm’s qualifications and independence, the performance of our independent registered public accounting firm, our compliance with legal and regulatory requirements and our standards of business conduct. The Audit Committee performs these oversight responsibilities in accordance with its Audit Committee Charter.

Our management is responsible for preparing our financial statements and our financial reporting process. Our independent registered public accounting firm is responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles in the United States of America. The Audit Committee met with our independent registered public accounting firm, with and without management present, to discuss the results of their examinations and the overall quality of our financial reporting.

In this context, the Audit Committee has reviewed and discussed our audited financial statements for the year ended December 31, 2011 with management and with our independent registered public accounting firm. The Audit Committee has discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding such independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm its independence from us and our management. In addition, the Audit Committee has considered whether the provision of non-audit services by our independent registered public accounting firm in 2011 was compatible with maintaining our registered public accounting firm’s independence and has concluded that it was.

Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to our Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2011 for filing with the Commission.

Each of the members of the Audit Committee is independent as defined under the standards of the Commission and Nasdaq, and Raymond Leal qualifies as an audit committee financial expert in accordance with the requirements of Nasdaq and of such rules of the Commission.

Respectfully submitted by the Audit Committee,

Raymond Leal, Chairman
Xiaosong Hu
Yaoguo Pan

The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing of our company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent we specifically incorporate this Audit Committee Report by reference therein.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This section contains a discussion of the material elements of compensation awarded to, earned by or paid to our principal executive officer, our principal financial officer, and our other executive officer whose total compensation exceeded $100,000 during the fiscal year ended December 31, 2011. Accordingly, our “Named Executive Officers” are Mr. Xianfu Zhu, our President and Chief Executive Officer, Mr. Baoke Ben, our Executive Vice President, and Mr. Feng Wang, our Vice President, Chief Financial Officer and Treasurer.

Our executive compensation program to date has been fairly simple and less structured than that of many U.S.-based corporations. As most of our executive officers were founders of our principal operating subsidiary, their ownership in our company has driven our philosophy to provide modest salaries and no annual bonus to our executives. As a result, our management compensation primarily has been comprised of a cash base salary and, to a limited degree, stock options. The amounts of such base salaries were initially determined prior to our becoming a public company and, given the stock ownership of our senior management, were based upon our desire to balance the growth stage of our development and our need to conserve working capital, on the one hand, and the financial needs of our management, on the other hand. Since we became publicly owned in January 2006, these considerations have continued to drive the amount and type of compensation we have paid our executives.

Our Compensation Committee is responsible for establishing the compensation for the Named Executive Officers. None of the Named Executive Officers are members of the Compensation Committee or otherwise have any role in determining the compensation of our executive officers, although the Compensation Committee does consider Mr. Zhu’s recommendations in setting compensation levels for our executive officers other than himself. Our Compensation Committee’s goals in regards to executive compensation are primarily to balance the philosophy identified above with the need to recruit, hire, retain, motivate and reward the most talented executives by providing compensation that is competitive with the companies against which we compete for executive talent. Although the Compensation Committee will continue to review our executive compensation program in light of these goals and we may in the future adopt a more varied and comprehensive approach to compensation that provides short-term and long-term incentive opportunities for our executives, we expect that our current executive compensation structure will continue for the near future.

In light of the straightforward nature of our executive compensation program, the Compensation Committee has not retained executive compensation consultants and does not regularly review compensation data for any particular group of peer companies. However, the Compensation Committee has authority to retain compensation consultants to assist it in its decision-making process and may elect to do so in the future.

We provide our stockholders with the opportunity to cast an annual advisory vote on our executive compensation program (referred to as a “say-on-pay proposal”). At our annual meeting of stockholders held in June 2011, approximately 99% of the votes cast on the say-on-pay proposal at that meeting were voted in favor of the proposal. The Compensation Committee believes this result affirms stockholders’ support of our approach to executive compensation, and did not change its approach in 2011. The Compensation Committee will continue to consider the outcome of say-on-pay proposals when making future compensation decisions for the Named Executive Officers.

During fiscal 2011, the Compensation Committee reviewed the base salaries of our executive officers and determined that no changes would be made to their salary levels. Consistent with prior years, we also did not pay cash bonuses to our executives for 2011. We believe, in our judgment, the cash amounts we paid to our executive officers for fiscal 2011 are significantly less than those paid to executives in the United States for companies of similar size and with similar revenues and profits and are consistent with pay practices generally for companies in the PRC. This reflects our philosophy of fairness to our employees in the PRC and avoiding significant discrepancies between our executive pay and the pay of our middle management and other employees.

As noted above, we periodically grant long-term incentive awards to our executive officers in the form of stock options. The Compensation Committee believes that these option grants provide a further incentive to executives to help increase the price of our common stock as the options will only have value if our stock price increases over the exercise price of the option and also provide a retention incentive as the options generally vest over a period of years. The Compensation Committee believes that the options previously granted to the Named Executive Officers continue to provide sufficient incentives to our executives and, accordingly, did not make any additional equity-based grants to the Named Executive Officers in 2011.

As described in our proxy statement for the 2010 annual meeting, the option granted to Mr. Wang in March 2009 covered 100,000 shares in the aggregate and is scheduled to vest in three annual installments, with the exercise price for each installment being equal to the fair market value of our common stock at the beginning of the twelve-month vesting period for that installment. Under applicable accounting rules, each installment of the option is treated as having been granted at the beginning of the vesting period when the exercise price is established and, accordingly, the third installment of the option is reported in the compensation tables below as having been granted to Mr. Wang in March 2011. Please see the “Grants of Plan-Based Awards” table below for additional information.

Compensation Committee Report on Executive Compensation

The following report has been submitted by the Compensation Committee of our Board of Directors:

The Compensation Committee of our Board of Directors has reviewed and discussed our Compensation Discussion and Analysis with management. Based on this review and discussion, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in our definitive proxy statement on Schedule 14A for our 2012 annual meeting, which is incorporated by reference in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011, each as filed with the Commission.

Compensation Committee of the Board of Directors

Respectfully submitted,

Yaoguo Pan, Chairman
Xiaosong Hu
Raymond Leal

The foregoing Compensation Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing of our company under the Securities Act or the Exchange Act, except to the extent we specifically incorporate this Compensation Committee report by reference therein.

Compensation Committee Interlocks and Insider Participation

Messrs. Yaoguo Pan and Raymond Leal were members of the Compensation Committee during all of 2011. Mr. Xiaosong Hu was appointed as a member of the Compensation Committee effective from June 16, 2011, replacing Mr. Min Chen who served on the committee from January 1, 2011 through June 15, 2011. No one who served on the Compensation Committee at any time during 2011 is or has been an executive officer of our company or had any relationships requiring disclosure by us under the Commission’s rules requiring disclosure of certain relationships and related-party transactions. None of our executive officers served as a director or a member of a compensation committee (or other committee serving an equivalent function) of any other entity, the executive officers of which served as a director or member of the Compensation Committee during the fiscal year ended December 31, 2011.

Summary Compensation Table — 2009 – 2011

The following table sets forth, for the fiscal years indicated, all compensation awarded to, earned by or paid to our Named Executive Officers.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All other Compensation ($)	Total ($)
Xianfu Zhu Chairman and Chief Executive Officer	2011	180,000	—	—	—	—	—	—	180,000
	2010	180,000	—	—	—	—	—	—	180,000
	2009	180,000	—	—	—	—	—	—	180,000
Baoke Ben Director, Executive Vice President	2011	120,000	—	—	—	—	—	—	120,000
	2010	120,000	—	—	—	—	—	—	120,000
	2009	120,000	—	—	—	—	—	—	120,000
Feng Wang Vice President, Chief Financial Officer and Treasurer	2011	120,000	—	—	203,745	—	—	—	323,745
	2010	120,000	—	—	173,250	—	—	—	293,250
	2009	120,000	—	—	83,820	—	—	—	203,820

(1)	The amounts reported in this column reflect the fair value on the grant date of the option awards granted to our Named Executive Officers. These values have been determined under the principles used to calculate the grant date fair value of equity awards for purposes of our financial statements. For a discussion of the assumptions and methodologies used to value the awards reported in this column, please see Note 11 in Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011.

Compensation of Named Executive Officers

In December 2007, we entered into an employment agreement with each of Mr. Xianfu Zhu, our Chief Executive Officer and Mr. Baoke Ben, our Executive Vice President. These agreements do not provide a specified term, and each of Mr. Zhu and Mr. Ben may terminate his employment upon 30 days advance notice to us. In November 2008, we entered into a three-year employment agreement with Mr. Feng Wang, our Vice President, Chief Financial Officer and Treasurer, upon the expiration of which we entered into another three-year employment agreement with Mr. Wang in September 2011. Mr. Wang may terminate his employment upon 30 days advance notice to us. In connection with the employment agreement, we entered into a confidentiality and non-competition agreement with each of Mr. Zhu and Mr. Ben in December 2007 and with Mr. Wang in September 2011, pursuant to which each of them agreed not to disclose any of our confidential information at any time during or three years after his employment with us. Each of them also agreed that, during his employment and for two years following a termination of his employment with us, he cannot assume employment with any of our competitors, and that neither he nor his relatives may engage in any business which is in competition with our business. The applicable laws of the People’s Republic of China (the “PRC”) require non-compete compensation for post employment non-compete obligations to be enforceable. If a company elects to enforce a non-compete provision, such compensation is required to be paid monthly during the non-compete period after termination of employment. Currently there is no statutory standard for non-compete compensation, and no specific provision for the amount of such compensation is included in the employment agreements. We do not have any change-in-control or severance agreements with any of our executive officers, but they are entitled to the benefits under applicable employment laws of the PRC described below under the heading “Potential Payments Upon a Termination or Change in Control.”

Grants of Plan-Based Awards During 2011

The following table presents information regarding the incentive awards granted to the Named Executive Officers during 2011.

		Estimated Future Payments Under Non-Equity Incentive Plan Awards			Estimated Future Payments Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units # (i)	All Other Options Awards: Number of Securities Underlying Options # (j)		Exercise or Base Price of Option Awards ($/Sh) (k)	Grant Date Fair Value of Stock and Option Awards ($)(1) (l)
Name (a)	Grant Date (b)	Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold (#) (f)	Target (#) (g)	Maximum (#) (h)
Xianfu Zhu	—	—	—	—	—	—	—	—	—		—	—
Baoke Ben	—	—	—	—	—	—	—	—	—		—	—
Feng Wang	3/31/2011	—	—	—	—	—	—	—	34,000	(2)	15.15	203,745

(1)	The amounts reported in column (l) of the table reflect the fair value of these awards on the grant date as determined under the principles used to calculate the value of equity awards for purposes of our consolidated financial statements. For the assumptions and methodologies used to value the awards reported in Column (l), see footnote (1) to the Summary Compensation Table above.
(2)	As described in the “Compensation Discussion and Analysis” above, the Compensation Committee approved the grant to Mr. Wang on March 31, 2009 of an option to purchase 100,000 shares of our common stock. The first tranche of the option covers 33,000 shares, has an exercise price equal to the closing price of our common stock on March 31, 2009, and vested on March 31, 2010. The second tranche of the option covers 33,000 shares, has an exercise price equal to the closing price of our common stock on March 31, 2010, and vested on March 31, 2011. The third tranche of the option covers 34,000 shares, has an exercise price equal to the closing price of our common stock on March 31, 2011, and vested on March 31, 2012. Each tranche is scheduled to expire on the fifth anniversary of the date used to establish the exercise price for that tranche. Under applicable accounting rules, the third tranche is treated as having been granted during 2011 and, accordingly, that tranche is reported in the table above.

Description of Plan-Based Awards

The option grant reported in the above table was granted under, and is subject to, the terms of the Amended and Restated 2006 Equity Incentive Plan of Zhongpin Inc. (the “Incentive Plan”). The Incentive Plan is administered by the Compensation Committee. The Compensation Committee has authority to interpret the plan provisions and make all required determinations under the plan. Awards granted under the plan are generally only transferable to a beneficiary of a Named Executive Officer upon his death.

See footnote (2) above for an explanation of the exercise price, vesting schedule and maximum term of the option grant reported in the table above. If the Named Executive Officer’s employment is terminated as a result of the officer’s death, his option will become exercisable to the extent the option would have been exercisable within the calendar year following his death. If the Named Executive Officer’s employment terminates for any other reason, the unvested portion of his option will immediately terminate. Once vested, the option will generally remain exercisable until its normal expiration date. The Named Executive Officer will generally have three months to exercise the vested portion of the option following a termination of his employment. This period is extended to one year if the termination was a result of the Named Executive Officer’s death. The option does not include any dividend rights.

Outstanding Equity Awards at December 31, 2011

The following table sets forth certain information with respect to the outstanding options held by the Named Executive Officers at December 31, 2011. None of our Named Executive Officers held any outstanding stock awards on that date.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Xianfu Zhu(1)	120,000	—	—	11.76	12/14/2012
Baoke Ben(2)	100,000	—	—	11.76	12/14/2012
Feng Wang(3)	33,000	—	—	12.70	3/31/2015
Feng Wang(4)	—	34,000	—	15.15	3/31/2016

(1)	Mr. Zhu’s options were granted on December 14, 2007, have a term of five years and vest over a three-year period, with 40,000 of the shares vesting on December 14, 2008, 40,000 of the shares vesting on December 14, 2009 and 40,000 of the shares vesting on December 14, 2010.
(2)	Mr. Ben’s options were granted on December 14, 2007, have a term of five years and vest over a three-year period, with 33,334 of the shares vesting on December 14, 2008, 33,333 of the shares vesting on December 14, 2009 and 33,333 of the shares vesting on December 14, 2010.
(3)	Mr. Wang’s options were granted on March 31, 2010, have a term of five years and vest on March 31, 2011. See footnote (2) to the Grants of Plan-Based Awards Table above for more information about this option grant.
(4)	Mr. Wang’s options were granted on March 31, 2011, have a term of five years and vest on March 31, 2012. See footnote (2) to the Grants of Plan-Based Awards Table above for more information about this option grant.

Option Exercises and Stock Vested During 2011

None of the Named Executive Officers exercised any option awards or had any stock awards vest during 2011.

Potential Payments Upon a Termination or Change in Control

Under the applicable laws of the PRC, we must pay severance to employees if we terminate the employment agreement of any employee, except when such employee’s actions have resulted in material and demonstrable harm to our interests, among other circumstances. We are also required by applicable PRC laws to pay severance if we fail to offer renewal terms that are the same as or better than existing terms to an employee whose employment agreement expires, unless the employee declines to renew the employment agreement with us. The severance benefit required to be paid under the laws of the PRC equals the average monthly compensation paid to the terminated employee (including any bonuses or other payments made in the 12 months prior to the employee’s termination) multiplied by the number of years the employee has been employed with us, plus an additional month’s salary if 30 days’ prior notice of such termination has not been given. If the average monthly compensation to be received by the terminated employee exceeds three times the average monthly salary of the employee’s local area, as determined and published by the local government, such average monthly compensation shall be capped at three times the average monthly salary of the employee’s local area for employee’s length of service with us starting from January 1, 2008. There is no such cap on average monthly compensation, but a cap of 12 years for employee’s length of service with us prior to January 1, 2008. None of our employees, including our executive officers, has any other agreement or arrangement under which he or she may be entitled to severance payments upon termination of employment (except as noted above with respect to certain non-competition provisions under the employment agreements for Mr. Zhu, Mr. Ben and Mr. Wang).

Quantification of Severance Benefits.  The following chart presents the company’s estimate of the amount of the severance payments to which each of the Named Executive Officers would have been entitled under PRC law had the executive’s employment terminated under the circumstances described above on December 31, 2011:

Name	Cash Severance
Xianfu Zhu	$183,382
Baoke Ben	$103,382
Feng Wang	$7,001

Equity Compensation Plan Information

We currently maintain one equity compensation plan, the Incentive Plan. The Incentive Plan was approved by stockholders. The following table summarizes the number of shares of our common stock subject to outstanding awards and authorized for issuance under the Incentive Plan as of December 31, 2011:

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options	(b) Weighted-Average Exercise Price of Outstanding Options	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding options granted)
Equity compensation plans approved by security holders	1,267,000	$11.87	1,036,667
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	1,267,000	$11.87	1,036,667

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(Proxy Item 2)

On June 30, 2011, we were notified that the personnel of Division Four of BDO China Li Xin Da Hua CPA Co., Ltd (“BDO Dahua”), our independent registered public accounting firm, joined BDO China Shu Lun Pan Certified Public Accountants LLP (“BDO Shu Lun Pan”), another BDO International Member Firm headquartered in Shanghai as employees of BDO Shu Lun Pan. Division Four of BDO Dahua included the audit team providing professional services to us. As a result, the Audit Committee of our Board of Directors dismissed BDO Dahua as our independent registered public accounting firm on July 6, 2011, and appointed BDO Shu Lun Pan to serve in such role effective from such date.

The reports of BDO Dahua on our consolidated financial statements for the fiscal years ended December 31, 2010 and December 31, 2009 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended December 31, 2010 and December 31, 2009, and for the interim period from January 1, 2011 through the date of their dismissal on July 6, 2011, there were (i) no disagreements with BDO Dahua on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO Dahua, would have caused it to make reference to the subject matter of the disagreements in connection with its report on our financial statements for such years or any subsequent interim period through its dismissal, and (ii) no “reportable events” as defined under Item 304(a)(1)(v) of Regulation S-K.

During the fiscal years ended December 31, 2010 and December 31, 2009, and for the interim period from January 1, 2011 through July 6, 2011, neither we, nor anyone on our behalf, consulted BDO Shu Lun Pan regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed or the type of audit opinion that may be rendered by BDO Shu Lun Pan on our financial statements nor was a written report or oral advice provided by BDO Shu Lun Pan to us that was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a “disagreement” as defined under Item 304(a)(1)(iv) of Regulation S-K or a “reportable event” as defined under Item 304(a)(1)(v) of Regulation S-K.

The Audit Committee of our Board of Directors has appointed BDO Shu Lun Pan as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2012, and recommends that our stockholders vote to ratify such appointment.

In the event that ratification of this appointment of independent registered public accounting firm is not approved by the affirmative vote of a majority of votes cast on the matter, the appointment of our independent registered public accounting firm will be reconsidered by our Board of Directors. Unless marked to the contrary, proxies received will be voted for ratification of the appointment of BDO Shu Lun Pan as our independent registered public accounting firm for the fiscal year ending December 31, 2012.

Representatives of BDO Shu Lun Pan are expected to attend the annual meeting of stockholders in person or by telephone conference call, and each such representative will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions from stockholders.

Your ratification of the appointment of BDO Shu Lun Pan as our independent registered public accounting firm for the fiscal year ending December 31, 2012 does not preclude our Board of Directors from terminating its engagement of BDO Shu Lun Pan and retaining a new independent registered public accounting firm, if it determines that such an action would be in our best interests.

Audit Fees

Audit Fees

The aggregate fees billed by BDO Shu Lun Pan for professional services rendered for the audit of our annual financial statements included in our Annual Reports on Form 10-K, for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q, for our Sarbanes-Oxley Act of 2002 compliance audit, and for services in connection with statutory and regulatory filings or engagements was $688,903 and nil for the fiscal years ended December 31, 2011 and December 31, 2010, respectively. The aggregate fees billed by BDO Dahua for professional services rendered for the audit of our annual financial statements included in our Annual Reports on Form 10-K, for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q, for our Sarbanes-Oxley Act of 2002 compliance audit, and for services in connection with statutory and regulatory filings or engagements from January 1, 2010 through the date of their dismissal on July 6, 2011 was $53,402 and $707,658 for the fiscal years ended December 31, 2011 and December 31, 2010, respectively.

Audit-Related Fees

We did not engage our principal accountants to provide assurance or related services during the last two fiscal years.

Tax Fees

The aggregate fees billed by Child Van Wagoner & Bradshaw, PLLC, our independent public accountants prior to June 2008, for tax compliance, tax advice and tax planning services rendered to us during the fiscal years ended December 31, 2011 and December 31, 2010 was $18,500 and $18,500, respectively. We did not engage BDO Dahua or BDO Shu Lun Pan to provide tax compliance, tax advice or tax planning services during the last two fiscal years.

All Other Fees

We did not engage our principal accountants to render services to us during the last two fiscal years, other than as reported above.

Pre-Approval Policies and Procedures

The Audit Committee of our Board of Directors has the sole authority to appoint or replace our independent registered public accounting firm. Our Audit Committee is directly responsible for the compensation and oversight of the work of our independent registered public accounting firm (including resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. Our independent registered public accounting firm is engaged by, and reports directly to, our Audit Committee.

Our Audit Committee pre-approves all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for us by our independent registered public accounting firm, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act, all of which are approved by our Board prior to the completion of the audit. Our Audit Committee has complied with the procedures set forth above and all services reported above were approved in accordance with such procedures.

Vote Required and Board of Directors’ Recommendation

Assuming a quorum is present, the affirmative vote of a majority of the votes cast at the annual meeting of stockholders, either in person or by proxy, is required for approval of this proposal. For purposes of the ratification of our independent registered public accounting firm, abstentions will have the same effect as a vote against this proposal.

Our Board of Directors recommends a vote FOR ratification of the appointment of BDO Shu Lun Pan as our independent registered public accounting firm for the fiscal year ending December 31, 2012.

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION
(Proxy Item 3)

We are providing stockholders with the opportunity to cast a non-binding, advisory vote on the compensation of our Named Executive Officers as disclosed pursuant to the Commission’s executive compensation disclosure rules and set forth in this proxy statement (including in the compensation tables and narratives accompanying those tables as well as in the Compensation Discussion and Analysis).

As described more fully in the Compensation Discussion and Analysis on page 15 of this proxy statement, our executive compensation program to date has been fairly simple compared with many U.S.-based corporations. As most of our executive officers were founders of our principal operating subsidiary, their ownership in our company has driven our philosophy to provide modest salaries and no annual bonus to our executives. As a result, our management compensation primarily has been comprised of a cash base salary and, to a limited degree, stock options. We believe that this compensation structure has served us well and reflects our philosophy of fairness to our employees in the PRC and avoiding discrepancies between our executive pay and the pay of our middle management and other employees.

In accordance with the requirements of Section 14A of the Exchange Act (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act) and the related rules of the Commission, the Board of Directors will request your advisory vote on the following resolution at the annual meeting:

RESOLVED, that the compensation paid to the company’s Named Executive Officers, as disclosed in this proxy statement pursuant to the Commission’s executive compensation disclosure rules (which disclosure includes the Compensation Discussion and Analysis, the compensation tables and the narrative discussion that accompanies the compensation tables), is hereby approved.

This vote is an advisory vote only and will not be binding on our company, the Board of Directors or the Compensation Committee, and will not be construed as overruling a decision by, or creating or implying any additional fiduciary duty for, the Board of Directors or the Compensation Committee. However, the Compensation Committee, which is responsible for designing and administering our executive compensation program, values the opinions expressed by stockholders in their vote on this proposal, and will consider the outcome of the vote when making future compensation decisions for Named Executive Officers.

Our current policy is to provide stockholders with an opportunity to approve the compensation of the Named Executive Officers each year at the annual meeting of stockholders. It is expected that the next such vote will occur at the 2013 annual meeting of stockholders.

Vote Required and Board of Directors’ Recommendation

Assuming a quorum is present, the affirmative vote of a majority of the votes cast at the annual meeting of stockholders, either in person or by proxy, is required for approval of this proposal. For purposes of the approval of executive compensation, abstentions will have the same effect as a vote against this proposal and broker non-votes will have no effect on the result of the vote.

Our Board of Directors recommends a vote FOR the approval of the compensation of our Named Executive Officers, as disclosed in this proxy statement pursuant to the Commission’s executive compensation disclosure rules.

STOCKHOLDER PROPOSALS

Proposals of stockholders intended for presentation at our 2013 annual meeting of stockholders and intended to be included in our proxy statement and form of proxy relating to that meeting must be received at our executive office directed to Ms. Wei Sun, Secretary, Zhongpin Inc., Room 902, Building F, Phoenix Place, A5 Shuguangxili, Chaoyang District, Beijing, People’s Republic of China 100028 by December 31, 2012 and comply with the requirements of Rule 14a-8(e) promulgated under the Exchange Act. If a stockholder intends to submit a proposal at our 2013 annual meeting of stockholders, which proposal is not intended to be included in our proxy statement and form of proxy relating to that meeting, the stockholder must provide appropriate notice to us not later than March 16, 2013 in order to be considered timely submitted within the meaning of Rule 14a-4(c) of the Exchange Act. As to all such matters which we do not have notice on or prior to March 16, 2013, discretionary authority shall be granted to the persons designated in our proxy related to the 2013 annual meeting of stockholders to vote on such proposal.

OTHER BUSINESS

Other than as described above, our Board of Directors knows of no matters to be presented at the annual meeting, but it is intended that the persons named in the proxy will vote your shares according to their best judgment if any matters not included in this proxy statement do properly come before the meeting or any adjournment thereof.

ANNUAL REPORT

Upon written request to Ms. Wei Sun, Secretary, Zhongpin Inc., Room 902, Building F, Phoenix Place, A5 Shuguangxili, Chaoyang District, Beijing, People’s Republic of China 100028, we will provide without charge to each person requesting a copy of our 2011 Annual Report or annual report on Form 10-K for the year ended December 31, 2011, including the financial statements filed therewith. We will furnish a requesting stockholder with any exhibit not contained therein upon specific request. In addition, this proxy statement, as well as our 2011 Annual Report and annual report on Form 10-K for the year ended December 31, 2011, are available on our Internet website at www.zpfood.com.

By Order of the Board of Directors,
/s/ Xianfu Zhu XIANFU ZHU Chairman of the Board
Dated:	April 30, 2012 Changge City People’s Republic of China

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

We encourage you to take advantage of Internet or telephone voting. Both are available 24 hours a day, 7 days a week.

Internet and telephone voting is available through 4:00 PM (New York Time) on Monday June 25, 2012.

ZHONGPIN INC.

INTERNET

http://www.proxyvoting.com/hogs

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.

OR

TELEPHONE

1-866-540-5760

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

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▼ FOLD AND DETACH HERE ▼

Mark, Sign, Date and Return The Proxy Card Promptly Using the Enclosed Envelope.

Please mark your votes as indicated in this example [X]

1. Election of Directors

Nominees:

01 Xianfu Zhu
02 Baoke Ben
03 Raymond Leal
04 Yaoguo Pan
05 Xiaosong Hu

FOR ALL	WITHHOLD FOR ALL	*EXCEPTIONS
☐	☐	☐

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box above and write that nominee's name in the space provided below.)

*Exceptions ______________________________

	FOR	AGAINST	ABSTAIN
2. To ratify the appointment of BDO China Shu Lun Pan Certified Public Accountants LLP, as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2012.	☐	☐	☐
3. To approve, by non-binding vote, the Company's executive compensation.	☐	☐	☐

In their discretion the proxies are authorized and empowered to vote upon other matters that may properly come before the Annual Meeting and all continuations, adjournments or postponements thereof, including, if submitted to a vote of the stockholders, a motion to adjourn the Annual Meeting to another time or place for the purpose of soliciting additional proxies.

PLEASE VOTE, DATE AND SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

The Board of Directors recommends you vote FOR Items 1, 2 and 3.

Mark Here for Address Change or Comments **SEE REVERSE** ☐

Please sign this Proxy exactly as your name(s) appear(s) on the books of the transfer agent. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature ____________________ Signature ____________________ Date ____________

TO THE HOLDERS OF COMMON STOCK OF ZHONGPIN INC.

Shareowner Services (the "Transfer Agent") has received the advice that the Annual Meeting of Stockholders of Zhongpin Inc. will be held in Beijing, China on June 27, 2012 at 10:00 a.m. (Beijing time), for the purposes set forth in the enclosed Notice of Meeting.

If you are desirous of having Messrs. Xianfu Zhu and Baoke Ben, or either of them, each with full power of substitution, to vote your shares of Common Stock for or against the Resolutions to be proposed, or any of them, at the Annual Meeting, kindly execute and forward to Shareowner Services the attached Proxy. The enclosed postage paid envelope is provided for this purpose. This Proxy should be executed in such manner as to show clearly whether you desire the proxies named herein, or either of them, to vote for or against the Resolutions or any of them, as the case may be. This Proxy MUST be forwarded in sufficient time to reach the Transfer Agent before 4:00 p.m., New York time, on June 25, 2012. Only the registered holders of record at the close of business on April 30, 2012 will be entitled to execute this Proxy.

Shareowner Services

Dated: April 30, 2012

Choose **MLink**℠ for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to **Investor ServiceDirect®** at www.bnymellon.com/shareowner/equityaccess where step-by-step instructions will prompt you through enrollment.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of stockholders to be held on June 27, 2012. The Proxy Statement and the 2011 Annual Report to Stockholders are available at: **http://proxyvoting.com/hogs**

▼ FOLD AND DETACH HERE ▼

ZHONGPIN INC.

Shareowner Services
480 Washington Boulevard
Jersey City, NJ 07310-1900

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, a holder of record on April 30, 2012 of Common Stock of Zhongpin Inc., hereby revokes all other proxies and appoints Messrs. Xianfu Zhu and Baoke Ben, or either of them, each with full power of substitution, as proxy for the undersigned, to attend the Annual Meeting of Stockholders of Zhongpin Inc. on June 27, 2012 (the "Annual Meeting"), and at any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast in respect of the Common Stock registered in the name of the undersigned at the Annual Meeting, and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned as if personally present at the Annual Meeting.

This Proxy, when properly signed and dated, will be voted in the manner directed as specified by the undersigned, but if no specification is made, this Proxy will be voted FOR items 1, 2 and 3, and will be voted in the discretion of Messrs. Xianfu Zhu and Baoke Ben, or either of them, on any other matters that may properly come before the Meeting or any adjournment or postponement thereof. A detailed explanation of the resolution within each of the items listed has been included with this Proxy.

This Proxy must be signed by you or your attorney duly authorized in writing or, in the case of a corporation, must either be under its common seal or under the hand of an officer or attorney duly authorized.

In order to be valid, this Proxy with the power of attorney or other authority, if any, under which it is signed, must be deposited with the transfer agent no later than 4:00 p.m., New York time, on June 25, 2012 in order to be counted in the Annual Meeting on June 27, 2012. You may also vote your shares in person at the Meeting.

Address Change/Comments (Mark the corresponding box on the reverse side)

SHAREOWNER SERVICES
P.O. BOX 3550
SOUTH HACKENSACK, NJ 07606-9250

(Continued and to be marked, dated and signed, on the other side)

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